UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2010

1-12340

(Commission File Number)

GREEN MOUNTAIN COFFEE ROASTERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	03-0339228
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

33 Coffee Lane, Waterbury, Vermont 05676
(Address of registrant’s principal executive office)

(802) 244-5621

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

The following financial statements and pro forma financial information omitted from the Current Report on Form 8-K dated May 11, 2010, in reliance upon Item 9.01 (a) and 9.01 (b) of Form 8-K are filed herewith.

(a) Financial Statements of Business Acquired

The following audited consolidated financial statements of Diedrich Coffee, Inc. (“Diedrich”) are filed herewith as Exhibit 99.2:

1.	Report of Independent Registered Public Accounting Firm

2.	Consolidated Balance Sheets for Diedrich as of June 24, 2009 and June 25, 2008

3.	Consolidated Statements of Operations for Diedrich for the years ended June 24, 2009 and June 25, 2008

4.	Consolidated Statements of Stockholders’ Equity for Diedrich for the years ended June 24, 2009 and June 25, 2008

5.	Consolidated Statements of Cash Flows for Diedrich for the years ended June 24, 2009 and June 25, 2008

6.	Notes to Consolidated Financial Statements

The following unaudited consolidated interim financial statements of Diedrich are filed herewith as Exhibit 99.3:

1.	Condensed Consolidated Balance Sheets (Unaudited) for Diedrich as of March 3, 2010 and June 24, 2009

2.	Condensed Consolidated Statements of Operations (Unaudited) for Diedrich for the twelve weeks ended March 3, 2010 and March 4, 2009, and for the thirty-six weeks ended March 3, 2010 and March 4, 2009

3.	Condensed Consolidated Statements of Cash Flows (Unaudited) for Diedrich for the thirty-six weeks ended March 3, 2010 and March 4, 2009

4.	Notes to Condensed Consolidated Financial Statements (Unaudited)

(b) Pro Forma Financial Information

Pro forma condensed combined financial information of Green Mountain Coffee Roasters, Inc. are filed herewith as Exhibit 99.4:

1.	Introduction to Pro Forma Condensed Combined Financial Information (Unaudited)

2.	Pro Forma Condensed Combined Balance Sheet (Unaudited) as of March 27, 2010

3.	Pro Forma Condensed Combined Statement of Operations (Unaudited) for the twenty-six weeks ended March 27, 2010

4.	Pro Forma Condensed Combined Statement of Operations (Unaudited) for the fifty-two weeks ended September 26, 2009

5.	Notes to Pro Forma Condensed Combined Financial Statements (Unaudited)

(d) Exhibits

2.1	Agreement and Plan of Merger, dated as of December 7, 2009, by and among Green Mountain Coffee Roasters, Inc., Pebbles Acquisition Sub, Inc. and Diedrich Coffee, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed on December 8, 2009).

23.1	Consent of BDO USA, LLP

99.1*	Press Release dated May 11, 2010

99.2	Consolidated Balance Sheets of Diedrich Coffee, Inc. and related Consolidated Statements of Operations, Stockholders’ Equity and Cash Flows

99.3	Unaudited Condensed Consolidated Balance Sheets of Diedrich Coffee, Inc. and related Unaudited Condensed Consolidated Statements of Operations and Cash Flows

99.4	Unaudited Pro Forma Condensed Combined Financial Information of Green Mountain Coffee Roasters, Inc.

*	Previously filed as an exhibit to the Current Report on Form 8-K filed on May 11, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN MOUNTAIN COFFEE ROASTERS, INC.

By:	/S/ FRANCES G. RATHKE
Name:	Frances G. Rathke
Title:	Chief Financial Officer

Date: July 12, 2010

EXHIBIT INDEX

2.1	Agreement and Plan of Merger, dated as of December 7, 2009, by and among Green Mountain Coffee Roasters, Inc., Pebbles Acquisition Sub, Inc. and Diedrich Coffee, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed on December 8, 2009).

23.1	Consent of BDO USA, LLP

99.1*	Press Release dated May 11, 2010

99.2	Consolidated Balance Sheets of Diedrich Coffee, Inc. and related Consolidated Statements of Operations, Stockholders’ Equity and Cash Flows

99.3	Unaudited Condensed Consolidated Balance Sheets of Diedrich Coffee, Inc. and related Unaudited Condensed Consolidated Statements of Operations and Cash Flows

99.4	Unaudited Pro Forma Condensed Combined Financial Information of Green Mountain Coffee Roasters, Inc.

*	Previously filed as an exhibit to the Current Report on Form 8-K filed on May 11, 2010.